Exhibit 32.1

SURGE HOLDINGS, INC. FORM 10-Q

FOR THE QUARTER ENDED SEPTEMBER 30, 2019

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin Brian Cox, certify that

1.	I am the Chief Executive Officer of Surge Holdings, Inc.

2.	Attached to this certification is Form 10-Q for the quarter ended September 30, 2019, a periodic report (the “periodic report”) filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains condensed financial statements.

3.	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

●	The periodic report containing the condensed financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

●	The information in the periodic report fairly presents, in all material respects, the consolidated financial condition and results of operations of the issuer for the periods presented.

November 14, 2019	/s/ Kevin Brian Cox
Kevin Brian Cox
Chief Executive Officer
(Principal Executive Officer